DOBSON COMMUNICATIONS CORPORATION

                        2002 EMPLOYEE STOCK PURCHASE PLAN

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                        DOBSON COMMUNICATIONS CORPORATION

                        2002 EMPLOYEE STOCK PURCHASE PLAN

     The following constitute the provisions of the 2002 Employee Stock Purchase Plan of Dobson Communications Corporation.

     1. Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Parent or Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

     2. Definitions. As used herein, the following definitions shall apply:

     (a) "Account" means the account established for record-keeping  purposes by
the  Plan   Administrator   under  the  Plan  to  which  will  be  credited  the
Participant's payroll deductions.

     (b)  "Beneficiary"  means the person or entity  designated  as  provided in
Section 14 to exercise the Participant's Option in the case of death.

     (c) "Board" means the Board of Directors of the Company.

     (d) "Code" means the Internal Revenue Code of 1986, as amended.

     (e) "Common Stock" means the Class A Common Stock of the Company, par value $0.001 per share.

     (f)  "Company"  means  Dobson  Communications   Corporation,   an  Oklahoma
corporation.

     (g) "Compensation" means wages as defined in Section 3401(a) of the Code and all other payments of compensation to an Employee by the Company, a Designated Parent or Subsidiary for services while employed as an Employee for which the Company, a Designated Parent or Subsidiary is required to furnish the Employee a written statement under Sections 6041(d) and 6051(a)(3) of the Code including overtime pay, bonuses, commissions and the value of a qualified or non-qualified stock option award to the extent includable in the Employee's taxable income. Compensation shall also mean such amounts of base salary, bonuses, annual awards and other incentive payments as are deferred by the Employee (i) under a qualified cash or deferred arrangement described in Section 401(k) of the Code, or (ii) to a plan qualified under Section 125 of the Code. Compensation does not include severance pay. Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code
Section 3401(a)(2)).

     (h) "Designated Parent or Subsidiaries" means the Parent or Subsidiaries which have been designated by the Plan Administrator from time to time as eligible to participate in the Plan.

     (i) "Effective Date" means September 1, 2002. However, should any Designated Parent or Subsidiary become a participating employer in the Plan after such date, then such entity shall designate a separate Effective Date with respect to its employee-participants.

     (j) "Employee" means any individual who is an employee of the Company, a Designated Parent or Subsidiary for purposes of Section 423 of the Code, including an officer or director. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the individual's employer. Where the period of leave exceeds ninety (90) days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the ninety-first (91st) day of such leave, for purposes of determining eligibility to participate in the Plan.

     (k) "Enrollment Date" means the first day of each Purchase Period.

     (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (m) "Exercise Date" means the last day of each Purchase Period.

     (n) "Fair Market Value" means (A) during such time as the Common Stock is listed upon the New York Stock Exchange or other exchanges or the NASDAQ/National Market System, the closing price of the Common Stock on such stock exchange or exchanges or the NASDAQ/National Market System on the day for which such value is to be determined, or if no sale of the Common Stock shall have been made on any such stock exchange or the NASDAQ/National Market System that day, on the next preceding day on which there was a sale of such Common Stock or (B) during any such time as the Common Stock is not listed upon an established stock exchange or the NASDAQ/National Market System, the mean between dealer "bid" and "ask" prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported by the National Association of Securities Dealers, Inc.

     (o) "Option" means the right of a Participant on an applicable Exercise Date to purchase the number of shares of Common Stock as provided in Sections 7 and 8 of the Plan.

     (p) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

     (q) "Participant" means an Employee of the Company or Designated Parent or Subsidiary who is actively participating in the Plan.

     (r) "Plan" means this Dobson Communications Corporation 2002 Employee Stock Purchase Plan.

     (s) "Plan Administrator" means either the Board or a designee selected by the Board that is responsible for the administration of the Plan as is designated from time to time by resolution of the Board as provided in Section 13.

     (t) "Purchase Period" means any six-month period commencing on September 1 and ending on the last day of February or commencing on March 1 and ending on August 31 of each year during which the Plan is in existence.

     (u) "Purchase Price" shall mean, with respect to each Purchase Period, an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date of such Purchase Period or on the Exercise Date of such Purchase Period, whichever is lower.

     (v) "Reserves" means the sum of the number of shares of Common Stock covered by each Option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under Option.

     (w) "Subscription Agreement" means with respect to each Purchase Period the form attached hereto as Exhibit A which each Participant must complete to be eligible to participate in the Plan.

     (x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Eligibility.

     (a) General. Except as provided in Subsections (b)-(d) below, any individual who is an Employee on a given Enrollment Date shall be eligible to participate in the Plan for the Purchase Period commencing with such Enrollment Date. Only Employees may be granted Options under this Plan.

     (b)  Limitations on Grant Accrual.

          (i) No Participant shall be entitled to participate in the Plan to a greater extent than that permitted under Section 423(b)(3) of the Code. Thus, no Employee may be granted an Option if such Employee, immediately after the Option is granted, owns stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or any Subsidiary (if applicable). For purposes of this Subsection, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of an individual, and stock which the Employee may purchase under all outstanding stock options shall be treated as stock owned by the Employee.

          (ii) No Participant shall be entitled to participate in the Plan to a greater extent than that permitted under Section 423(b)(8) of the Code. Thus, no Employee may be granted an Option which permits his rights to purchase stock under all such "employee stock ownership plans" of the Company and its parent or any Subsidiary (if applicable) intended to qualify under Section 423 of the Code to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such Option is granted) for each calendar year in which such Option is outstanding at any time. For purposes of this Subsection, (1) the right to purchase Common Stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year; (2) the right to purchase Common Stock under an Option accrues at the rate provided in the Option, but in no case may such rate exceed $25,000 of fair market value of such stock (determined at the time such Option is granted) for any one calendar year; and (3) a right to purchase stock which has accrued under one Option granted pursuant to the Plan may not be carried over to any other Option.

     (c) Other Limits on Eligibility. Notwithstanding Subsection (a), above, the following Employees will not be eligible to participate in the Plan for any relevant Purchase Period: (i) any Employee who has been employed for fewer than ninety (90) days on the applicable Enrollment Date; (ii) any Employee who works for the Company less than 20 hours per week; (iii) any Employee whose customary employment with the Company is for not more than five months in any calendar year; or (iv) any highly compensated Employee as defined in Section 414(q) of the Code who is an officer as defined by the bylaws of the Company or a Board resolution pertaining thereto and who has Compensation in excess of $130,000 for the calendar year immediately preceding the year in which a Purchase Period occurs (or any part thereof);

     (d) Exclusion for Hardship Withdrawals. If an Employee receives a "hardship withdrawal" from a cash or deferred arrangement established by the Company under
Section 401(k) of the Code, he or she will not be eligible to participate in the Plan for a period of 6 months after receipt of a hardship distribution.

     4. Purchase Periods.

     (a) The Plan will be implemented through consecutive Purchase Periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan have been purchased or (ii) the Plan is sooner terminated in accordance with Section 19 hereof. The maximum duration of a Purchase Period is six (6) months.

     (b) A Participant will be granted a separate Option for each Purchase Period in which he/she participates. The Option shall be granted on the Enrollment Date and automatically exercised on the Exercise Date in the Purchase Period.

     (c) Except as specifically provided herein, the acquisition of Common Stock through participation in the Plan for any Purchase Period will neither limit nor require the acquisition of Common Stock by a Participant in any subsequent Purchase Period.

     5. Participation.

     (a) An eligible Employee may become a Participant in the Plan by completing a Subscription Agreement authorizing payroll deductions and filing it with the designated payroll office of the Company at least ten (10) business days prior to the Enrollment Date for the Purchase Period in which such participation will commence, unless a later time for filing the Subscription Agreement is set by the Plan Administrator for all eligible Employees with respect to a given Purchase Period.

     (b) Payroll deductions for a Participant shall commence with the first partial or full payroll period beginning on the Enrollment Date and shall end on the last day of the last complete payroll period during the Purchase Period, unless sooner terminated by the Participant as provided in Section 10.

     (c) All Employees granted Options hereunder shall have the same rights and privileges provided that the amount of Common Stock which may be purchased by any Employee under Options may bear a uniform relationship to Compensation as described in Section 6 below.

     6. Payroll Deductions.

     (a) At the time a Participant files his/her Subscription Agreement, the Participant shall elect to have payroll deductions made during the Purchase Period in amounts between one percent (1%) and not exceeding ten percent (10%) of the Compensation which the Participant receives during the Purchase Period.

     (b) All payroll deductions made for a Participant shall be credited to his/her Account under the Plan and withheld in whole percentages only. A Participant may not make any additional payments into such Account.

     (c) A Participant may discontinue  participation in the Plan as provided in
Section 10, or may decrease the rate of payroll deductions on one occasion during the Purchase Period by completing and filing with the Company a new Subscription Agreement authorizing a decrease in the payroll deduction rate. The decrease in rate shall be effective with the first full payroll period commencing ten (10) business days after the Company's receipt of the new Subscription Agreement unless the Company elects to process more quickly. A Participant may increase the rate of payroll deductions for a future Purchase Period by filing with the Company a new Subscription Agreement authorizing an increase in the payroll deduction rate at least ten (10) business days before the commencement of the upcoming Purchase Period. A Participant may not increase the rate of his/her payroll deductions for an existing Purchase Period. A Participant's Subscription Agreement shall remain in effect for successive Purchase Periods unless terminated as provided in Section 10. The Plan Administrator may limit the number of payroll deduction rate changes during any Purchase Period.

     (d) Notwithstanding  the foregoing,  to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3(b) herein, a Participant's payroll deductions may be decreased to zero percent (0%) during any Purchase Period which is scheduled to end during the current calendar year (the "Current
Purchase Period"). Payroll deductions shall recommence at the rate provided in such Participant's Subscription Agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

     7. Grant of Option. On the Enrollment Date of each Purchase Period, each Participant shall be granted an Option to purchase on the Exercise Date of such Purchase Period (at the applicable Purchase Price) up to a number of shares of the Common Stock determined by dividing such Participant's payroll deductions accumulated prior to such Exercise Date and retained in the Participant's Account as of the Exercise Date by the applicable Purchase Price; provided (i) that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof, and (ii) the maximum number of shares of Common Stock that may be purchased by a Participant in any Purchase Period is limited to Five Hundred (500) shares, subject to adjustment as provided in Section 18 hereof. Exercise of the Option will occur as provided in Section 8, and the Option, to the extent not exercised, shall expire on the last day of the Purchase Period.

     8. Exercise of Option. A Participant's Option for the purchase of shares of Common Stock will be deemed exercised automatically on each Exercise Date and the maximum number of whole shares of Common Stock subject to the Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his/her Account. Fractional shares may not be purchased. Any amount remaining in a Participant's Account following the purchase of shares on the Exercise Date shall be held in each such Participant's Account for the purchase of shares of Common Stock under the next Purchase Period, unless such Participant withdraws from participation in the Plan as provided in Section 10 hereof or is not eligible to participate in any subsequent Purchase Period, in which case such amount shall be distributed without interest to the Participant after the Exercise Date occurring immediately after such withdrawal. During a Participant's lifetime, a Participant's Option to purchase shares of Common Stock hereunder is exercisable only by him/her. In the case of the Participant's death, a Participant's Option may be exercised by the Participant's Beneficiary.

     9. Delivery. As soon as practicable following receipt of a request from a Participant after an Exercise Date, the Company shall evidence the shares of Common Stock purchased by either a book-entry registration or by issuing and delivery a certificate, registered in the Participant's name, for the number of shares of Common Stock purchased.

     10. Withdrawal; Termination of Employment.

     (a) A Participant (or his or her Beneficiary in the case of death) may withdraw all but not less than all the payroll deductions credited to his/her Account and not yet used to exercise his/her Option under the Plan at any time by giving written notice to the Company in the form of Exhibit B to this Plan. All of the Participant's payroll deductions credited to his/her Account will be paid to such Participant as promptly as practicable after receipt of notice of withdrawal, such Participant's Option for the Purchase Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Purchase Period. If a Participant withdraws from a Purchase Period, payroll deductions will not resume at the beginning of the succeeding Purchase Period unless the Participant delivers to the Company a new Subscription Agreement for such Purchase Period.

     (b) Upon a Participant's ceasing to be an Employee for any reason or upon termination of a Participant's employment relationship, the payroll deductions credited to such Participant's Account during the Purchase Period but not yet used to exercise the Option will be returned to such Participant or, in the case of his/her death, to the person or persons entitled thereto under Section 14, and such Participant's Option will be automatically terminated.

     11. Interest. The payroll deductions credited to a Participant's Account under the Plan will not accrue interest.

     12. Common Stock.

     (a) The maximum number of shares of Common Stock made available for purchase under the Plan shall be one million (1,000,000) shares, subject to adjustment as provided in Section 18. If on any Exercise Date, the number of shares of Common Stock with respect to which Options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Plan Administrator shall make an allocation of the shares remaining available for purchase in as uniform a manner as practicable and as it determines to be equitable.

     (b) A Participant will have no interest or voting right in shares of Common Stock covered by his/her Option until such shares are actually purchased on the Participant's behalf in accordance with the applicable provisions of the Plan. No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

     (c) Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant (or his or her beneficiary, in the case of death).

     13. Administration. The Plan shall be administered by the Board or a designee of the Board appointed by the Board which for the purposes of this Plan shall be the Plan Administrator. The Board or its designee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its designee shall, to the full extent permitted by law, be final and binding upon all persons.

     14. Designation of Beneficiary.

     (a) Each Participant must file a written designation of each Beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant's Account under the Plan in the event of such Participant's death. If a Participant is married and the designated Beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

     (b) Such designation of Beneficiary may be changed by the Participant (and his/her spouse, if any) at any time by written notice. In the event of the death of a Participant and in the absence of a Beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant.

     15. Transferability. Payroll deductions credited to a Participant's Account and any rights with regard to the exercise of an Option or to receive shares under the Plan may not be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be void, except that the Plan Administrator may treat such act as an election to withdraw funds from a Purchase Period in accordance with Section 10.

     16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.

     17. Reports. Individual Accounts will be maintained for each Participant in the Plan. Statements of account will be given to Participants at least annually. Statements of account will set forth the amounts of payroll deductions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

     18. Adjustments Upon Changes in Capitalization. The Reserves and the Purchase Price with respect to unexercised Options, shall be adjusted to give effect to any increase or decrease in the number of outstanding shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other similar event resulting in an increase or decrease in the number of issued shares of Common Stock. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or the Reserves. The Board may, if it so determines in the exercise of its sole discretion, make provision for adjusting the Reserves, as well as the Purchase Price, in the event the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock.

     19. Amendment or Termination.

     (a) The Board may at any time and for any reason terminate or amend the Plan except that without the approval of the stockholders, no amendment shall
(i) increase the maximum number of shares under the Plan other than as provided in Section 18, (ii) make the Plan available to persons currently ineligible to participate or (iii) be made if not permitted by Sections 421 or 423 of the Code. A Purchase Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Purchase Period is in the best interests of the Company and its stockholders. No amendment or termination may make any change in any Option theretofore granted which adversely affects the rights of any Participant except as otherwise provided in this Section 19 or
Section 18.

     (b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been "adversely affected," the Plan Administrator shall be entitled to limit the frequency and/or number of reductions in the amount withheld during any Purchase Period, permit payroll withholding in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts withheld from the Participant's Compensation, and establish such other limitations or procedures as the Plan Administrator determines in its sole discretion advisable and which are consistent with the Plan.

     20. Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Plan Administrator at the location, or by the person, designated by the Plan Administrator for the receipt thereof.

     21. Conditions Upon Issuance of Shares. Shares of Common Stock shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such shares of Common Stock pursuant thereto complies with all applicable provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the Participant to represent and warrant at the time of any such exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such shares of Common Stock if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law. In addition, no Options shall be exercised or shares of Common Stock issued hereunder before the Plan has been approved by stockholders of the Company as provided in Section 23.

     22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

     23. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. If such stockholder approval is obtained at a duly held stockholders' meeting, the Plan must be approved by the holders of outstanding capital stock of the Company representing a majority of the votes cast at such stockholders' meeting at which a quorum representing a majority of all outstanding voting stock of the Company is, either in person or by proxy, present and voting on the Plan. If such stockholder approval is obtained by written consent, it must be obtained by the written consent of the holders of outstanding capital stock of the Company representing a majority of the total combined voting power of all outstanding voting stock of the Company. However, approval at a meeting or by written consent may be obtained by a lesser degree of stockholder approval if the Plan Administrator determines, after consultation with the Company's legal counsel, that such a lesser degree of stockholder approval will comply with all applicable laws and will not adversely affect the qualification of the Plan under Section 423 of the Code.

     24. No Employment Rights. The Plan does not, directly or indirectly, create any right with respect to continuation of employment by the Company or a Designated Parent or Subsidiary, and it shall not be deemed to interfere in any way with such employer's right to terminate, or otherwise modify, an employee's employment at any time.

     25. Effect of Plan. The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Participant, including, without limitation, such Participant's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Participant.

     26. Applicable Law. The laws of the State of Oklahoma (excluding that body of law pertaining to its conflicts of law) will govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                                    EXHIBIT A

                        DOBSON COMMUNICATIONS CORPORATION

                        2002 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT

___    Original Application                       Enrollment Date:_____________
___    Change in Payroll Deduction Rate
___    Change of Beneficiary(ies)

     1. I,  ___________________________________,  hereby elect to participate in the Dobson Communications Corporation 2002 Employee Stock Purchase Plan (the "Plan") and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan. Capitalized terms used in this Subscription Agreement shall have the same meaning as used in the Plan unless stated to the contrary.

     2. I hereby authorize payroll deductions in the amount of % of my Compensation from each paycheck during the Purchase Period. I understand that this amount must not be less than one percent (1 %) and not more than ten percent (10%) of my Compensation during the Purchase Period and that no fractional percentages are permitted. I further understand that:

          (a) all payroll deductions made by me shall be credited to my Account under the Plan;

          (b) all payroll deductions shall be made on an "after-tax basis" and will be subject to all applicable income and employment taxes;

          (c) I may not make additional payments into such Account;

          (d) all payroll deductions will be accumulated for the purchase of Common Stock at the applicable Purchase Price determined in accordance with the Plan;

          (e) no interest will be credited on funds held in my Account at any time for any reason;

          (f) I may discontinue my participation in the Plan at any time prior to an Exercise Date as provided in Section 10 of the Plan, but if I (or my Beneficiary in the case of death) do not withdraw from the Plan, any accumulated payroll deductions will be used to automatically purchase Common Stock;

          (g) I may decrease the rate of my payroll deductions in whole percentage increments to not less than zero percent (0%) on one occasion during any Purchase Period by filing a new Subscription Agreement with such decrease taking effect as of the beginning of the payroll period following the date of filing of a new Subscription Agreement, filed at least ten (10) business days prior to the beginning of such payroll period;

          (h) I may not increase the rate of my payroll deductions during any ongoing Purchase Period;

          (i) I may increase or decrease the rate of payroll deductions for future Purchase Periods by filing a new Subscription Agreement, and that change will be effective as of the beginning of the next Purchase Period; and

          (j) unless I discontinue my  participation  in the Plan as provided in
     Section 10 of the Plan, my election for payroll deductions will continue to be effective for each successive Purchase Period.

     3.  I  have  received  a  copy  of  the  complete  "Dobson   Communications
Corporation   2002  Employee  Stock  Purchase   Plan."  I  understand   that  my
participation in the Plan is in all respects subject to the terms of the Plan.

     4. Until I request delivery of certificates, shares of Common Stock purchased for me under the Plan shall be owned by me beneficially and shall be held in street name of the nominee of the third party administrator selected by the Plan Administrator to administer the Plan records or in such other nominee name as shall be designated from time to time by the Plan Administrator. Upon delivery, shares will be issued in the name of name of the Employee only.

     5. I hereby agree to notify the Company in writing within thirty (30) days after the date of any disposition of any shares received by me pursuant to the Employee Stock Purchase Plan within two (2) years after the Enrollment Date (the first day of the Purchase Period during which I purchased such shares) or within one (1) year after the Exercise Date (the date I purchased such shares). I further agree that I will make adequate provision for federal, state, foreign or other tax withholding obligations, if any which arise upon the disposition of the Common Stock.

     6. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

     7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares of Common Stock held in my Account under the Plan.

Name: (Please print)
                         ------------------------------------------------------
                         ------------------------------------------------------
                         (First)            (Middle)            (Last)

Relationship:
                         ------------------------------------------------------
                         ------------------------------------------------------

Address:
                         ------------------------------------------------------
                         ------------------------------------------------------

                         ------------------------------------------------------
                         ------------------------------------------------------

                         ------------------------------------------------------
                         ------------------------------------------------------

Employee's Social
Security Number:
                         ------------------------------------------------------
                         ------------------------------------------------------

Employee's Home Address:
                         ------------------------------------------------------
                         ------------------------------------------------------

                         ------------------------------------------------------
                         ------------------------------------------------------


I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE PURCHASE PERIODS UNLESS TERMINATED BY ME.

Employee's Signature:
                         ------------------------------------------------------
                         ------------------------------------------------------

Dated:
                         ------------------------------------------------------
                         ------------------------------------------------------

Signature of spouse if
Beneficiary is other
than spouse:
                         ------------------------------------------------------
                         ------------------------------------------------------

Dated:
                         ------------------------------------------------------

                                    EXHIBIT B

                        DOBSON COMMUNICATIONS CORPORATION

                        2002 EMPLOYEE STOCK PURCHASE PLAN
                             SUBSCRIPTION AGREEMENT
                              NOTICE OF WITHDRAWAL

     The undersigned Participant in the Purchase Period of the Dobson Communications Corporation 2002 Employee Stock Purchase Plan which began on __________, 20__, hereby notifies the Company that he or she hereby withdraws from the Purchase Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his/her Account with respect to such Purchase Period. The undersigned understands and agrees that his/her Option for such Purchase Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Purchase Period and the undersigned shall be eligible to participate in succeeding Purchase Periods only by delivering to the Company a new Subscription Agreement.

Name and Address
of Participant:





Signature:

Date: